Exhibit 10.4

FIRST AMENDMENT

TO

COMPONENT PRICING AGREEMENT

This First Amendment (“First Amendment”) is made and entered into as of August 30, 2017 (“First Amendment Effective Date”), by and between RESTORATION ROBOTICS, INC. (“RR” or “Restoration Robotics”) and EVOLVE MANUFACTURING TECHNOLOGIES INC. (“Component Supplier”), and amends that certain Component Pricing Agreement, dated August 1, 2016, between RR and Component Supplier (“Agreement”).

WHEREAS, RR and Component Supplier wish to amend the Agreement, in accordance with the terms and conditions of this First Amendment;

WHEREAS, the capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Agreement; and

WHEREAS, RR and Component Supplier agree that, with the exception of any agreements that are presently active under the Agreement, which remain in full force, this First Amendment modifies the Agreement between the parties commencing as of the First Amendment Effective Date.

NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to the terms and conditions set forth herein, the parties hereby agree as follows:

1.	Section 1, “Component Pricing” of the Agreement is hereby amended by deleting the existing Section 1, “Component Pricing” and inserting the following in lieu thereof:

Component Pricing. The Parties agree that, for the period from the Effective Date until the two (2) year anniversary thereof, Component Supplier shall supply all orders of the components and associated quantities as listed in Exhibit A attached to this Agreement, ordered from RR Manufacturers for the manufacture of RR Products at a unit price not to exceed the pricing set forth in Exhibit A. Restoration Robotics agrees to purchase from Component Supplier the total quantity of components listed in Exhibit A (the “Total Quantity”) and Component Supplier agrees and acknowledges that Restoration Robotics’ maximum liability under this Agreement shall not exceed the cost of purchasing the Total Quantity. Restoration Robotics may, at its sole option, determine the quantities of each component listed in Exhibit A provided that Restoration Robotics purchases the Total Quantity. Component Supplier agrees and acknowledges that all costs related to NRE, setup, or other production related costs associated with the components listed in Exhibit A are included in the unit prices stated for the components listed in Exhibit A. Component Supplier shall not charge Restoration Robotics any production related costs or any other charges not specified in Exhibit A.

IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this First Amendment as of the First Amendment Effective Date.

EVOLVE MANUFACTURING

TECHNOLOGIES INC.		RESTORATION ROBOTICS, INC.

Signature:	/s/ Noreen King	Signature:	/s/ Charlotte Holland
Name:	Noreen King	Name:	Charlotte Holland
Date:	8-28-17	Date:	Aug 30, 2017